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                                                                  Exhibit 10.25

                               SIXTH AMENDMENT TO
                      LETTER OF CREDIT FACILITY AGREEMENT

     THIS SIXTH AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT, dated as of June 25, 2001 (this "Amendment"), among SPIEGEL, INC., a Delaware corporation
                     ---------
(the "company"), BANK OF AMERICA, N.A. (formerly known as Bank of America
      -------
National Trust and Savings Association) ("Bank of America"), as a Bank (as
                                          ---------------
defined below) and as Administrative Agent (in such capacity, the "Administrative Agent"), THE BANK OF NEW YORK ("BONY"), THE HONG KONG AND
 --------------------                           ----
SHANGHAI BANKING CORPORATION LIMITED ("HKSB"); ABN AMRO BANK N.V., acting
                                       ----
through its Chicago Branch ("ABN") and any other financial institutions from
                             ---
time to time party thereto (collectively, the "Banks" and, individually, a
                                               -----
"Bank"). Terms used but not otherwise defined herein shall have the meanings
 ----
provided in the Amended Agreement referred to below.

                                  WITNESSETH

     WHEREAS, the Company, the Administrative Agent and the Banks entered into that certain Letter of Credit Facility Agreement, dated as of September 27, 1996 as amended from time to time (the "Existing Agreement"); and
                                        ------------------

     WHEREAS, the parties to the Existing Agreement wish to amend the Existing Agreement (the Existing Agreement as amended by this Amendment being the "Amended Agreement") as provided in this Amendment.
 -----------------

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

     SECTION 1.   AMENDMENT. Effective on (and subject to the occurrence of)
                  ---------
the Amendment Effective Date (as defined in Section 2 of this Amendment), the Existing Agreement shall be amended in accordance with this Section 1.

     Section 1.1  Section 1.01 is amended by deleting "September 21, 2001"
                  ------------
where it appears in the definition of "Termination Date" and replacing it with "June 24, 2002".

     SECTION 2 EFFECTIVENESS. The amendment set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when (i) the
                                    ------------------------
Administrative Agent and the Company shall have received counterparts of this Amendment executed on behalf of the Company and all of the Banks, (ii) the Administrative Agent shall have received executed counterparts of an Affirmation of Guaranty in the form of Exhibit A hereto on behalf of all the Guarantors and (iii) the Administrative Agent shall have received evidence (in form and substance satisfactory to the Administrative Agent) that the maturity date of Company's syndicated 364-day revolving credit facility has been extended to June 24,2002.

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     SECTION 3 REPRESENTATIONS AND WARRANTIES.

     Section 3.1. In order to further induce the Banks to agree to amend the Existing Agreement, the Company makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

          (a)     No event of Default has occurred and is continuing; and

          (b)     Each of the representations and warranties set forth in
Article V of the Existing Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 2 above) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case, such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Existing Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

     SECTION 4.   MISCELLANEOUS PROVISIONS.

     Section 4.1  Severability. Any provision of this Amendment or any other
                  ------------
Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction

     Section 4.2  Execution in Counterparts; Telecopy. This Amendment may be
                  -----------------------------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by telecopy shall be as effective as an original and shall constitute that an original will be delivered.

     Section 4.3  Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE
                  -------------------------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO THE BANK. This Amendment, the Amended Agreement, the Subsidiary L/C Guaranty and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto and except as mended hereby remain in full force and effect and are hereby ratified and confirmed in all respects.

     Section 4.4  Reference to Existing Agreement. On and after the Amendment
                  -------------------------------
Effective Date, each reference in the Existing Agreement to "herein" or words of like import, and each reference to the Existing Agreement in any Subsidiary L/C Guaranty, L/C Related Document or in any other Credit Document or other agreements, documents or instruments executed and

                                      2

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delivered pursuant to the Existing Agreement, shall be deemed a reference to the Amended Agreement.

     Section 4.5  Successor and Assigns. This Amendment shall be binding upon
                  ---------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or
                        --------  -------
transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Bank.

                           [signature pages follow]

                                      3

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                                                              Signature Page to
                         Sixth Amendment to Letter of Credit Facility Agreement
                                                                      June 2001

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Letter of Credit Facility Agreement to be executed by their respective officers thereto duly authorized as of the day and year first above written.

                                 SPIEGEL, INC.

                                 By :/s/ John R. Steele
                                     --------------------------
                                 Name: John R. Steele
                                 Title: Treasurer

                                      4

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                                                              Signature Page to
                         Sixth Amendment to Letter of Credit Facility Agreement
                                                                      June 2001

     BANKS:            BANK OF AMERICA, N.A.,
     -----
                       individually in its capacity as a Bank and in its capacity as Administrative Agent

                       By :/s/ CHITT SWAMIDASAN
                           --------------------------
                       Name: CHITT SWAMIDASAN
                            -------------------------
                       Title: Principal
                             ------------------------

                                      5

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                                                              Signature Page to
                         Sixth Amendment to Letter of Credit Facility Agreement
                                                                      June 2001

     BANKS:            BANK OF AMERICA, N.A.,
     -----
                       individually in its capacity as a Bank and in its capacity as Administrative Agent

                       By:____________________________
                       Name:__________________________
                       Title:_________________________

                       THE BANK OF NEW YORK

                       By: /s/ Charlotte Sohn Fuiks
                          ----------------------------
                       Name:   Charlotte Sohn Fuiks
                            --------------------------
                       Title:  Vice President
                            --------------------------

                       THE HONG KONG AND SHANGHAI BANKING
                       CORPORATION LIMITED

                       By:____________________________
                       Name:__________________________
                       Title:_________________________

                       ABN AMRO BANK N.V.

                       By:____________________________
                       Name:__________________________
                       Title:_________________________

                                      6

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                                                              Signature Page to
                         Sixth Amendment to Letter of Credit Facility Agreement
                                                                      June 2001

     BANKS:            BANK OF AMERICA, N.A.,
     -----
                       individually in its capacity as a Bank and in its capacity as Administrative Agent

                       By:____________________________
                       Name:__________________________
                       Title:_________________________

                       THE BANK OF NEW YORK

                       By:____________________________
                       Name:__________________________
                       Title:_________________________

                       THE HONG KONG AND SHANGHAI BANKING
                       CORPORATION LIMITED

                       By:/s/ Dominic J O'Hagan
                          ----------------------------
                       Name:  Dominic J O'Hagan
                            --------------------------
                       Title: Global Relationship Manager
                             -------------------------

                       ABN AMRO BANK N.V.

                       By:____________________________
                       Name:__________________________
                       Title:_________________________

                                      7

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                                                              Signature Page to
                         Sixth Amendment to Letter of Credit Facility Agreement
                                                                      June 2001

                       ABN AMRO BANK N.V.

                       By:/s/ John E. Robertson
                          ----------------------------
                       Name:  John E. Robertson
                            --------------------------
                       Title: Group Vice President
                             -------------------------

                       By:/s/ Peter J. Hallan
                          ----------------------------
                       Name:  Peter J. Hallan
                            --------------------------
                       Title: Assistant Vice President
                             -------------------------

                                      8

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                           REAFFIRMATION OF GUARANTY
                           -------------------------

     Each of the undersigned acknowledges receipt of a copy of the Sixth Amendment to the Letter of Credit Facility Agreement (the "Sixth Amendment") dated as of June 25, 2001, consents to such amendment and each of the transactions referenced therein and hereby reaffirms its obligations under the Subsidiary Guaranty for Letter of Credit Facility Agreement in favor of Bank of America as Administrative Agent, and the Banks (as defined in the Sixth Amendment).

     Dated as of June 25, 2001
                      --

SPIEGEL PUBLISHING COMPANY                             EDDIE BAUER,.INC.

By:/s/ John R. Steele                                  By:/s/ John R. Steele
   ---------------------                                  ----------------------
   Name: John R. Steele                                Name: John R. Steele
   Title: Treasurer                                    Title: Treasurer

SPIEGEL CATALOG, INC.                                  ULTIMATE OUTLET INC.

By:/s/ John R. Steele                                  By:/s/ John R. Steele
   ---------------------                                  ----------------------
   Name: John R. Steele                                Name: John R. Steele
   Title: Treasurer                                    Title: Treasurer

DISTRIBUTION FULFILLMENT SERVICES, INC.                NEWPORT NEWS. INC.

By:/s/ John R. Steele                                  By:/s/ John R. Steele
   ---------------------                                  ----------------------
   Name: John R. Steele                                Name: John R. Steele
   Title: Treasurer                                    Title: Treasurer